The following information is current as of June 10, 2009. Eagle Rock intends to provide updates to this information quarterly to the extent of changes within the quarter. Eagle Rock may update more frequently in its discretion.
Commodity Hedging Overview
June 10, 2009
As of June 10, 2009

The material that follows may include “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this material that address activities, events or developments that the
Partnership expects, believes or anticipates will or may occur in the future are forward-
looking statements. These statements are based on certain assumptions made by the
Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements. For a detailed list of the Partnership’s risk factors, please consult the Partnership’s periodic reports filed, or to be filed, with the Securities and
Exchange Commission.
Disclosure Regarding “Forward-looking Statements”
As of June 10, 2009

• Recent Hedging Updates and Current Hedge Portfolio
• Hedging Objectives
• Hedging Processes and Controls
 – Risk Management Policy
 – Risk Management Committee
 – Internal Controls
• Hedging Methods
 – Commodities Hedged
 – Quantities Hedged
 – Types of Derivatives Used

• Special Issues
 – Use of Cross-commodity Hedges
 – Midstream Segment’s Short Natural Gas Position

Table of Contents
As of June 10, 2009

Eagle Rock entered into the following transactions on June 1, 2009:
 • 20,000 bbl/mo NYMEX WTI swap in 2011 at $75.00/bbl
 • 20,000 bbl/mo NYMEX WTI swap in 2012 at $76.50/bbl
Eagle Rock entered into the following transactions on June 9, 2009:
 • 20,000 bbl/mo NYMEX WTI swap in 2011 at $80.05/bbl
 • 20,000 bbl/mo NYMEX WTI swap in 2012 at $82.02/bbl
 • 60,000 mmbtu/mo NYMEX HH swap in 2012 at $7.085/mmbtu
Derivative Portfolio - Recent Hedges
As of June 10, 2009

 • For 2009, Eagle Rock estimates that it has now hedged approximately 93% of its expected net hedgable natural gas and ethane position, and 89% of its expected net hedgable liquids position
 (crude and NGLs heavier than ethane).
 • The majority of Eagle Rock's 2009 liquids hedges (78%) are crude oil derivatives that have an average floor price of $91.59/Bbl, and the majority of Eagle Rock's
 2009 natural gas and ethane hedges (73%) are natural gas derivatives that have an average floor price of $7.36/MMBTU; the balance of Eagle Rock's hedges are direct product hedges.
 • For 2010, Eagle Rock estimates that it has now hedged approximately 74% of its expected net hedgable natural gas and ethane position, and 92% of its expected net hedgable liquids position
 (crude and NGLs heavier than ethane).
 • The majority of Eagle Rock's 2010 liquids hedges (88%) are crude oil derivatives that have an average floor price of $60.27/Bbl, and the majority of Eagle Rock's
 2010 natural gas and ethane hedges (89%) are natural gas derivatives that have an average floor price of $6.72/MMBTU; the balance of Eagle Rock's hedges are direct product hedges.

Derivative Portfolio
Net Hedge Volumes - 2009 & 2010
As of June 10, 2009

 • For 2011, Eagle Rock estimates that it has now hedged approximately 23% of its expected net hedgable natural gas and ethane position, and 46% of its expected net hedgable liquids position
 (crude and NGLs heavier than ethane).
 • All of Eagle Rock's 2011 liquids hedges are crude oil derivatives that have an average floor price of $72.07/Bbl, and all of Eagle Rock's 2011 natural gas and ethane hedges are NYMEX natural gas derivatives that have an average floor price of $7.34/MMBTU.
 • For 2012, Eagle Rock estimates that it has now hedged approximately 12% of its expected net hedgable natural gas and ethane position, and 38% of its expected net hedgable liquids position
 (crude and NGLs heavier than ethane).
 • All of Eagle Rock's 2012 liquids hedges are crude oil derivatives that have an average floor price of $76.09/Bbl, and all of Eagle Rock's 2012 natural gas and ethane hedges are NYMEX natural gas derivatives that have an average floor price of $7.35/MMBTU.

Derivative Portfolio
Net Hedge Volumes - 2011 & 2012
As of June 10, 2009

• Eagle Rock has prepared a summary of its commodity derivative portfolio as of June
10, 2009.
• In some cases, Eagle Rock entered into transactions to offset previous transactions.
In the cases where the offsetting transaction was an exact match to the original transaction (i.e., same underlying, quantity, time period and strike price), neither the original nor the offsetting transaction are shown.
• Most of Eagle Rock’s derivative transactions have a constant quantity each month, but a few do not. On the following table, for those that have varying monthly quantities, the average monthly quantity is shown. These values are highlighted in bold italics.
• Hedges that have settled are not shown.
• The portfolio summary now includes a column that identifies the business segment to which the hedge applies. Some transactions have been allocated to more than one business segment, and those instances are presented as two or more lines grouped together in a box. These transactions were presented previously on a single line.
Derivative Portfolio
As of June 10, 2009

Eagle Rock Energy Partners Commodity Hedge Portfolio
As of 6/10/2009

year	underlying	type	start	end	quantity	floor price	ceiling price	months	total quantity	units	Segment
2009	IF Waha	costless collar	Apr-09	Jun-09	20,000	7.50	7.95	3	60,000	mmbtu	Upstream
2009	IF Waha	costless collar	Jul-09	Sep-09	20,000	7.50	8.60	3	60,000	mmbtu	Upstream
2009	IF Waha	costless collar	Oct-09	Dec-09	20,000	7.50	8.90	3	60,000	mmbtu	Upstream
2009	NYMEX Henry Hub	costless collar	Jan-09	Dec-09	20,000	6.25	11.20	12	240,000	mmbtu	Minerals
2009	NYMEX Henry Hub	costless collar	Jan-09	Dec-09	72,028	7.85	9.25	12	864,336	mmbtu	Upstream
2009	NYMEX Henry Hub	costless collar	Jan-09	Dec-09	12,972	7.85	9.25	12	155,664	mmbtu	Minerals
2009	NYMEX Henry Hub	put	Jan-09	May-09	40,000	7.00		5	200,000	mmbtu	Upstream
2009	NYMEX Henry Hub	swap	Jan-09	Dec-09	72,028	8.35		12	864,336	mmbtu	Upstream
2009	NYMEX Henry Hub	swap	Jan-09	Dec-09	12,972	8.35		12	155,664	mmbtu	Minerals
2009	NYMEX Henry Hub	swap	Jan-09	Dec-09	70,000	6.685		12	840,000	mmbtu	Upstream
2009	NYMEX Henry Hub	swap	Jun-09	Dec-09	70,000	6.885		7	490,000	mmbtu	Upstream
2009	NYMEX WTI	swap	Jan-09	Dec-09	60,000	97.00		12	720,000	bbls	Midstream
2009	NYMEX WTI	costless collar	Jan-09	Dec-09	6,000	60.00	77.00	12	72,000	bbls	Minerals
2009	NYMEX WTI	costless collar	Jan-09	Dec-09	10,000	93.00	100.85	12	120,000	bbls	Upstream
2009	NYMEX WTI	put	Jan-09	Dec-09	7,000	90.00		12	84,000	bbls	Midstream
2009	NYMEX WTI	put	Jan-09	Dec-09	5,000	100.00		12	60,000	bbls	Midstream
2009	NYMEX WTI	swap	Jan-09	Dec-09	25,000	71.25		12	300,000	bbls	Upstream
2009	NYMEX WTI	swap	Jan-09	Dec-09	33,000	100.00		12	396,000	bbls	Midstream
2009	NYMEX WTI	swap	Jan-09	Dec-09	2,594	100.00		12	31,128	bbls	Minerals
2009	NYMEX WTI	swap	Jan-09	Dec-09	14,406	100.00		12	172,872	bbls	Upstream
2009	OPIS Ethane Mt Belv non TET	costless collar	Jan-09	Dec-09	420,000	0.4800	0.5800	12	5,040,000	gallons	Midstream
2009	OPIS Ethane Mt Belv non TET	swap	Jan-09	Dec-09	42,000	0.5300		12	504,000	gallons	Midstream
2009	OPIS Ethane Mt Belv non TET	swap	Jan-09	Dec-09	1,050,000	0.6361		12	12,600,000	gallons	Midstream
2009	OPIS IsoButane Mt Belv non TET	costless collar	Jan-09	Dec-09	105,000	0.9350	1.0350	12	1,260,000	gallons	Midstream
2009	OPIS IsoButane Mt Belv non TET	swap	Jan-09	Dec-09	105,000	0.9850		12	1,260,000	gallons	Midstream
2009	OPIS IsoButane Mt Belv non TET	swap	Jan-09	Dec-09	127,670	1.2950		12	1,532,034	gallons	Upstream
2009	OPIS NButane Mt Belv non TET	costless collar	Jan-09	Dec-09	231,000	0.9350	1.0350	12	2,772,000	gallons	Midstream
2009	OPIS NButane Mt Belv non TET	swap	Jan-09	Dec-09	231,000	0.9850		12	2,772,000	gallons	Midstream
2009	OPIS NButane Mt Belv non TET	swap	Jan-09	Dec-09	253,750	1.2775		12	3,045,000	gallons	Upstream
2009	OPIS Propane Mt Belv non TET	costless collar	Jan-09	Dec-09	441,000	0.7650	0.8150	12	5,292,000	gallons	Midstream
2009	OPIS Propane Mt Belv non TET	swap	Jan-09	Dec-09	230,419	1.0775		12	2,765,028	gallons	Upstream
2009	OPIS Propane Mt Belv non TET	swap	Jan-09	Dec-09	124,103	1.0875		12	1,489,236	gallons	Upstream
2009	OPIS Propane Mt Belv non TET	swap	Jan-09	Dec-09	441,000	0.8150		12	5,292,000	gallons	Midstream
2009	OPIS Propane Mt Belv non TET	swap	Jan-09	Dec-09	630,000	1.0925		12	7,560,000	gallons	Midstream
2010	NYMEX Henry Hub	costless collar	Jan-10	Dec-10	93,212	7.70	9.10	12	1,118,544	mmbtu	Upstream
2010	NYMEX Henry Hub	costless collar	Jan-10	Dec-10	16,788	7.70	9.10	12	201,456	mmbtu	Minerals
2010	NYMEX Henry Hub	swap	Jan-10	Dec-10	125,000	6.65		12	1,500,000	mmbtu	Upstream
2010	NYMEX Henry Hub	swap	Jan-10	Dec-10	120,000	6.14		12	1,440,000	mmbtu	Midstream
2010	NYMEX Henry Hub	swap	Jan-10	Dec-10	50,000	6.14		12	600,000	mmbtu	Upstream
2010	NYMEX WTI	costless collar	Jan-10	Dec-10	5,000	50.00	68.00	12	60,000	bbls	Midstream
2010	NYMEX WTI	costless collar	Jan-10	Dec-10	15,000	50.00	67.50	12	180,000	bbls	Midstream
2010	NYMEX WTI	costless collar	Jan-10	Dec-10	5,000	50.00	67.50	12	60,000	bbls	Midstream
2010	NYMEX WTI	costless collar	Jan-10	Dec-10	15,000	50.00	68.30	12	180,000	bbls	Midstream
2010	NYMEX WTI	costless collar	Jan-10	Dec-10	9,000	90.00	99.80	12	108,000	bbls	Upstream
2010	NYMEX WTI	put	Jan-10	Dec-10	6,000	90.00		12	72,000	bbls	Midstream
2010	NYMEX WTI	put	Jan-10	Dec-10	5,000	100.00		12	60,000	bbls	Midstream
2010	NYMEX WTI	swap	Jan-10	Dec-10	25,000	70.00		12	300,000	bbls	Upstream
2010	NYMEX WTI	swap	Jan-10	Dec-10	7,000	78.35		12	84,000	bbls	Midstream
2010	NYMEX WTI	swap	Jan-10	Dec-10	458	78.35		12	5,496	bbls	Minerals
2010	NYMEX WTI	swap	Jan-10	Dec-10	2,542	78.35		12	30,504	bbls	Upstream
2010	NYMEX WTI	swap	Jan-10	Dec-10	45,000	53.55		12	540,000	bbls	Midstream
2010	NYMEX WTI	swap	Jan-10	Dec-10	33,000	51.40		12	396,000	bbls	Upstream
2010	NYMEX WTI	swap	Jan-10	Dec-10	7,000	51.40		12	84,000	bbls	Minerals
2010	OPIS Ethane Mt Belv non TET	costless collar	Jan-10	Dec-10	378,000	0.4300	0.5300	12	4,536,000	gallons	Midstream
2010	OPIS Ethane Mt Belv non TET	swap	Jan-10	Dec-10	378,000	0.4800		12	4,536,000	gallons	Midstream
2010	OPIS IsoButane Mt Belv non TET	costless collar	Jan-10	Dec-10	210,000	0.8200	1.0200	12	2,520,000	gallons	Midstream
2010	OPIS NButane Mt Belv non TET	costless collar	Jan-10	Dec-10	462,000	0.8200	1.0200	12	5,544,000	gallons	Midstream
2010	OPIS Propane Mt Belv non TET	costless collar	Jan-10	Dec-10	420,000	0.7050	0.8100	12	5,040,000	gallons	Midstream
2010	OPIS Propane Mt Belv non TET	swap	Jan-10	Dec-10	420,000	0.7550		12	5,040,000	gallons	Midstream
2011	NYMEX Henry Hub	costless collar	Jan-11	Dec-11	84,739	7.50	8.85	12	1,016,868	mmbtu	Upstream
2011	NYMEX Henry Hub	costless collar	Jan-11	Dec-11	15,261	7.50	8.85	12	183,132	mmbtu	Minerals
2011	NYMEX Henry Hub	swap	Jan-11	Dec-11	60,000	7.085		12	720,000	mmbtu	Upstream
2011	NYMEX WTI	costless collar	Jan-11	Dec-11	11,596	75.00	85.70	12	139,152	bbls	Upstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	10,436	80.00		12	125,232	bbls	Upstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	2	80.00		12	24	bbls	Midstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	30,000	65.60		12	360,000	bbls	Upstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	10,000	65.10		12	120,000	bbls	Upstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	5,000	75.00		12	60,000	bbls	Upstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	15,000	75.00		12	180,000	bbls	Midstream
2011	NYMEX WTI	swap	Jan-11	Dec-11	20,000	80.05		12	240,000	bbls	Midstream
2012	NYMEX Henry Hub	costless collar	Jan-12	Dec-12	76,265	7.35	8.65	12	915,180	mmbtu	Upstream
2012	NYMEX Henry Hub	costless collar	Jan-12	Dec-12	13,735	7.35	8.65	12	164,820	mmbtu	Minerals
2012	NYMEX WTI	costless collar	Jan-12	Dec-12	11,298	75.30	86.00	12	135,576	bbls	Upstream
2012	NYMEX WTI	swap	Jan-12	Dec-12	9,039	80.30		12	108,468	bbls	Upstream
2012	NYMEX WTI	swap	Jan-12	Dec-12	20,000	68.30		12	240,000	bbls	Upstream
2012	NYMEX WTI	swap	Jan-12	Dec-12	20,000	76.50		12	240,000	bbls	Upstream
2012	NYMEX WTI	swap	Jan-12	Dec-12	20,000	82.02		12	240,000	bbls	Midstream

indicates positions with changes
indicates new positions

indicates existing positions allocated between business segments excludes offsetting transactions
values in bold italics are monthly averages

• Eagle Rock’s management recognizes that commodity price volatility can cause significant changes in cash flow, and these changes can affect Eagle Rock's ability to achieve its distribution objective and also its ability to comply with the covenants in its senior secured credit facility.
• Therefore, Eagle Rock’s management has concluded that it is appropriate for Eagle Rock to engage in non-speculative hedging activities (including resetting existing hedges to higher prices)
to reduce the impact that future changes in commodity prices might have on cash flow.
• Eagle Rock’s management has also concluded that it is necessary to hedge a substantial portion of its expected future production in order to meaningfully reduce its future cash flow volatility.
•Eagle Rock recognizes that hedging 100% of its future expected production would be imprudent. It generally limits its hedging levels to 80% of expected future production (excluding the special case of natural gas and ethane), although hedging at this level does not eliminate all of the volatility in
Eagle Rock's cash flow.
•Currently, Eagle Rock has hedged in excess of 80% of its expected hedgable future production in
2009 and 2010 to minimize the effects of commodity price changes on its financial performance during this period of heightened commodity price volatility. These hedge levels were approved by its Board of Directors.
Hedging Objectives
As of June 10, 2009

• Eagle Rock has a Risk Management Policy that has been approved by its Board of
Directors and is amended from time to time.
• The Risk Management Policy addresses the following -
 – Management’s authority to conduct hedging activities,
 – The establishment and responsibilities of the Risk Management Committee,
 – Allowable hedging levels and the maximum amount of hedging that can be conducted in a single quarter,
 – Prohibition against speculation, and
 – Requirement to provide quarterly reporting to the Board of Directors.
* Throughout this presentation, “Board of Directors” refers to the Board of Directors of the general partner of the general partner of the Partnership.
Hedging Processes and Controls
Risk Management Policy
As of June 10, 2009

• The Risk Management Committee is currently comprised of the following -
 – Chief Executive Officer
 – Senior Vice President, Chief Financial Officer and Treasurer
 – Senior Vice President, Corporate Development
 – Senior Vice President, Technical Evaluations
 – Senior Vice President, Midstream
 – Senior Vice President, Chief Compliance Officer, Secretary and General Counsel
 – Vice President, Marketing
 – Vice President, Financial Reporting
• The Risk Management Committee has a regular monthly meeting, but also holds additional meetings as needed.
• The Risk Management Committee is the forum where hedging transactions are evaluated and discussed. The committee also draws on the expertise of other Eagle Rock employees and third party consultants.
Hedging Processes and Controls
Risk Management Committee
As of June 10, 2009

• Eagle Rock maintains extensive internal controls to ensure the proper execution, valuation and reporting of derivative transactions.
• As part of these controls, Eagle Rock has segregated various duties:
 – Hedging recommendation - Risk Management Committee
 – Trade execution - SVP, Corporate Development
 – Trade witnessing and entry - 3rd party risk management consultant
 – Valuation - VP, Financial Reporting
 – Settlement - Treasury Manager
 (occasionally other officers may substitute for those listed above)
• Eagle Rock uses the Kiodex system to record and value derivative positions.
• In addition, Eagle Rock’s internal and external auditors routinely test various hedging-related controls.
• The Board of Directors establishes the maximum hedging levels and the maximum amount of hedging that can be conducted in a given quarter. These limits can be exceeded with Board approval, however.
• The Audit Committee of the Board of Directors and the full Board receive a hedging update each quarter at their regular meetings.
Hedging Processes and Controls
Internal Controls
As of June 10, 2009

• Eagle Rock bases its volumes available for hedging on its expected future production.
• For the Upstream and Minerals businesses, the expected future production is derived from the proved reserves.
 – The proved reserves quantities are adjusted downwards to account for price-dependent expenses and revenue reductions.
 – Specifically, they are reduced to account for the volumes needed to pay state severance taxes and to make the Exxon Retained Revenue Interest payments (see SEC filings for more information on the
 Exxon Retained Revenue Interest).
• For the Midstream business, the volumes available for hedging are based on the expected future production of the wells currently flowing to Eagle Rock's processing plants, plus additional volumes that Eagle Rock expects to receive from future drilling.
 – Eagle Rock’s expectations for volumes from future drilling are based on information it receives from the operators and its historical observations.
 – To these projections, it applies various contract terms to determine its equity share of the commodities.
• In the cases where one commodity is hedged with a closely-correlated commodity (which Eagle
Rock calls “cross-commodity hedging”), such as using crude oil to hedge natural gas liquids, Eagle
Rock converts the expected volumes of the underlying commodity to equivalent volumes of the hedged commodity.
 – The conversions are based on the linear regression of the prices of the two commodities observed during the previous 36 months.
Commodity Hedging Methods
Quantities Hedged
As of June 10, 2009

• Eagle Rock generally uses put options, costless collars, and fixed price swaps to achieve its hedging objectives. There are other hedging strategies that use more than two options; however, Eagle Rock is not currently utilizing these more complex strategies.
• Put options provide price protection below the strike price, while maintaining exposure to higher future prices. They require the payment of a “premium” which may or may not be recovered, depending on future prices.
• Costless collars are a hedging strategy that uses two options: a long put and a short call. The put establishes a “floor” price and provides downside price protection. The call has a higher strike price than the put, and is sold to offset the cost of the put. The call limits exposure to future prices that exceed its strike price, however. Between the two strike prices, the owner of the position is exposed to changes in prices.
• Fixed price swaps provide the swap holder with a fixed price, regardless of future prices.
• Eagle Rock considers its expected future production, its current hedge portfolio, current forward pricing, quoted option prices, and other factors to determine which types of derivatives to use at a given time.
Commodity Hedging Methods
Types of Derivatives Used
As of June 10, 2009

• When applicable, Eagle Rock has hedged its future volumes with derivatives that are based on the same commodity. In some cases, however, Eagle Rock believes it is better to hedge future changes in the price of one commodity with a derivative of another commodity. Eagle Rock refers to these as “cross-commodity” hedges.
• Eagle Rock often hedges the changes in future NGL prices (propane and heavier)
using crude oil hedges. It has adopted this practice based on the following observations:
 – Historically, NGL prices have been highly correlated to crude oil prices.
 – NGL forward prices are often quoted at a discount to crude oil forward prices. In some instances, depending on the NGL component and the time period, the discounts can be very significant and unattractive.
• Eagle Rock also uses natural gas hedges to hedge a portion of its expected future ethane production.
 – The rationale for this practice is that the forward curve for ethane is often severely discounted from current prices. Also, natural gas prices provide support to ethane prices because in many processing plants ethane can be recombined with the residue gas stream and sold as natural gas.
 – For the purpose of determining the volumes of ethane available to hedge with natural gas, Eagle Rock uses the thermal content of ethane (measured in mmbtu/gallon).
Special Issues
Use of Cross-commodity Hedges
As of June 10, 2009

• Eagle Rock’s Midstream business has a long and a short physical position in its expected future natural gas production streams.
• The long position is derived from its “percent-of-proceeds” contracts. Under these agreements,
Eagle Rock keeps a percentage of the residue gas and natural gas liquids that are sold from the plants it owns.
• The short position is derived from its “keep-whole” and “fixed-recovery” processing contracts.
Under these arrangements, Eagle Rock keeps all of the natural gas liquids it extracts from the gas stream that producers deliver to us, but it must pay the producers for the shrinkage that occurs to their gas stream as a result of processing.
• The gas streams that are processed under percent-of-proceeds and keep-whole arrangements are generally independent of each other. Therefore, as the performance of wells changes, and as Eagle
Rock acquires new sources of supply for processing, the expected future volumes of the long natural gas and short natural gas positions can change.
• These changes, combined with the long natural gas position in Eagle Rock's Upstream and
Minerals segments, can result in changes to Eagle Rock’s exposure to changes in natural gas prices.
• Including the effect of its natural gas hedge position, Eagle Rock attempts to maintain a small, net long natural gas position.
Special Issues
Midstream Business Short Natural Gas Position

As of June 10, 2009